UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2020

SITE Centers Corp.

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.25% Class K Cumulative Redeemable Preferred Shares without Par Value	SITC PRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, SITE Centers Corp. (the “Company”) is party to the Third Amended and Restated Credit Agreement, dated July 26, 2019, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “JPM Revolving Credit Agreement”). The JPM Revolving Credit Agreement provides for borrowings of up to $950 million if certain financial covenants are maintained, and an accordion feature for expansion of availability up to $1.45 billion. A copy of the JPM Revolving Credit Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2019.

The Company is also party to the Third Amended and Restated Credit Agreement, dated August 20, 2019, by and between the Company and PNC Bank, National Association, which provides for borrowings up to $20 million if certain financial covenants are maintained (the “PNC Revolving Credit Agreement” and, together with the JPM Revolving Credit Agreement, the “Revolving Credit Agreements”). Borrowings under the Revolving Credit Agreements are scheduled to mature on January 26, 2024, subject to two six-month options to extend the maturity to January 2025 upon the Company’s request (subject to satisfaction of certain conditions), and the Company may repay amounts borrowed any time without penalty. As of March 26, 2020, no amounts were outstanding under the PNC Revolving Credit Agreement.

On March 26, 2020, the Company borrowed $250 million under the JPM Revolving Credit Agreement bringing the outstanding principal balance under the JPM Revolving Credit Agreement to $645 million with $325 million of remaining availability under the Revolving Credit Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITE CENTERS CORP.

By:	/s/ Christa A. Vesy
Name:	Christa A. Vesy
Title:	Executive Vice President and Chief Accounting Officer

Date: March 26, 2020